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                                                                  Exhibit 99.2.5

                           National Data Corporation
                        Segment Information (Unaudited)
                                (In Thousands)

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                                                         Restated
                                                          Health       Restructuring
                                                        Information   and Impairment      All Other and
First Quarter ended August 31, 1999                      Services       eCommerce            Charge        Corporate    Totals
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
Revenues                                                $    85,719   $       89,829      $           -    $       -   $175,548
Depreciation and Amortization                                 7,323            5,346                  -          598     13,267
EBITDA                                                       24,616           27,007                  -       (1,993)    49,630
Income before income tax and discontinued operations         16,948           20,330                  -       (3,399)    33,879
Net income (loss) on discontinued operations                (15,900)                                                    (15,900)

First Quarter ended August 31, 1998
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Revenues                                                $    81,341   $       82,397      $           -    $       -   $163,738
Depreciation and Amortization                                 6,058            4,979                  -          427     11,464
EBITDA                                                       20,646           26,184                  -       (2,057)    44,773
Income before income tax and discontinued operations         14,480           19,826                  -       (5,058)    29,248
Net income (loss) on discontinued operations                 (1,517)                                                     (1,517)

Second Quarter ended November 30, 1999
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Revenues                                                $    85,027   $       84,174      $           -    $       -   $169,201
Depreciation and Amortization                                 7,320            5,291                  -          531     13,142
EBITDA                                                       11,170           21,591                  -       (2,281)    30,480
Income before income tax and discontinued operations          3,525           15,175            (34,393)      (2,965)   (18,658)
Net income (loss) on discontinued operations                 (2,323)                                                     (2,323)

Second Quarter ended November 30, 1998
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Revenues                                                $    83,670   $       79,319      $           -    $       -   $162,989
Depreciation and Amortization                                 6,561            5,264                  -          438     12,263
EBITDA                                                       24,138           22,517                  -       (3,483)    43,172
Income before income tax and discontinued operations         17,207           16,125                  -       (6,200)    27,132
Net income (loss) on discontinued operations                   (814)                                                       (814)
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                           National Data Corporation
                        Segment Information (Unaudited)
                                (In Thousands)

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Third Quarter ended February 29, 2000
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
Revenues                                                $    85,869   $       81,826      $           -    $       -   $167,695
Depreciation and Amortization                                 6,450            4,843                  -          673     11,966
EBITDA                                                       24,271           19,859                  -       (4,413)    39,717
Income before income tax and discontinued operations         17,617           13,810                          (7,459)    23,968
Net income (loss) on discontinued operations                (13,546)                                                    (13,546)

Third Quarter ended February 28, 1999
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Revenues                                                $    83,655   $       81,782      $           -    $      -    $165,437
Depreciation and Amortization                                 7,352            5,176                  -          499     13,027
EBITDA                                                       26,046           24,114                  -       (3,700)    46,460
Income before income tax and discontinued operations         18,438           17,757                  -       (6,861)    29,334
Net income (loss) on discontinued operations                    792                                                         792
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